UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7055

T. Rowe Price Dividend Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Dividend Growth Fund	December 31, 2010

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

It was a roller coaster ride for U.S. equities in 2010. Stocks extended 2009’s market rally and generated robust returns through late April but fell sharply through midyear as the European debt crisis and signs of a slowing recovery in the U.S. and key emerging markets sapped investor sentiment. Equities rebounded in late August as the U.S. economy showed signs of sustained, if not spectacular, improvement. Stocks surged in the year’s closing months on the heels of solid corporate earnings, healthier balance sheets, and bipartisan legislation to extend the Bush-era tax cuts that would have expired at the end of 2010. Despite the volatility, the dividend environment continued to improve over the course of the year, as companies added $26.5 billion to dividend payments in 2010 versus reductions of $42.4 billion in 2009.

The Dividend Growth Fund surged 22.09% for the six-month period ended December 31, 2010, versus 23.27% for the S&P 500 Index and 22.12% for its Lipper peer group index. These strong results over the closing six months lifted annual returns into positive territory, as the fund gained 13.26% for the 12-month period versus 15.06% for the S&P 500 and 12.77% for the Lipper index. (Returns for the fund’s Advisor Class shares differed slightly due to its different fee structure.) In a reversal of the first half of the year, absolute returns were positive for all of the fund’s sector allocations over the latter half. Our energy, materials, and consumer discretionary shares led the way, with consumer staples, health care, and a small position in utilities contributing more modest gains. Security selection in consumer discretionary and industrials and business services boosted the fund’s annual returns relative to the S&P 500 Index, but our energy holdings detracted.

MARKET ENVIRONMENT

Volatility ruled the markets in 2010. After peaking in the spring, stocks fell sharply through midyear as investor sentiment plummeted amid indications that the economic recovery was losing steam. Anxiety over high government debt in Europe and the potential effects of monetary tightening in key emerging markets heightened the tension. Stock prices found a bottom in late summer before investors rediscovered their appetite for risk. Federal Reserve Chairman Ben Bernanke laid the foundation for a rebound by suggesting that the central bank was preparing for a new round of quantitative easing, triggering a stock market rally in September. Corporate earnings came in stronger than expected, and Republican gains in the House and Senate in November’s elections forced the Obama administration to compromise on extending the Bush-era tax cuts for another two years. Investors fled the bond and money markets and poured into stocks, generating impressive equity returns that lasted through year-end.

All sectors in the large-cap universe produced positive returns in 2010, with growth stocks outpacing value shares across all market capitalizations. Consumer discretionary and industrials and business services shares registered the largest gains amid expectations that these sectors would benefit from a stronger economic recovery. Materials and energy stocks also outperformed as the global economic recovery supported strong demand and higher prices for commodities. Telecommunication services, consumer staples, financials, and information technology shares generated moderate gains but lagged the broader market. Health care and utilities—two sectors that tend to have low sensitivity to the health of the economy—were roughly flat as equity investors focused on growth-oriented investments.

Dividends rallied in 2010 after an abysmal 2009—their worst year since 1955. Aggressive cost-cutting amid the depths of the recent economic downturn paid off handsomely as corporate revenues and earnings began to recover in 2010, allowing many companies to build large cash positions. Increased or resumed dividends were one of the ways that corporations deployed this cash. According to Standard & Poor’s, dividend increases in 2010 were up 45% over 2009, while decreases declined by 82%.

The dividend environment should continue to improve going forward. First, the economic recovery, although slow and choppy, appears firmly established and should provide a stable backdrop for corporate earnings. Second, the extension of the Bush-era tax cuts means that dividend income will be taxed at 15% for two more years instead of being taxed as ordinary income, with rates potentially nearing 40%. Third, companies listed in the S&P 500 Index were sitting on approximately $900 billion in cash at the end of the year according to recent estimates—cash that could be deployed through dividends now that the tax situation appears to be settled for the immediate future. And finally, the financials sector—traditionally a major player in the dividend stock arena—appears poised to resume meaningful dividends over the course of 2011.

PERFORMANCE REVIEW

In 2009, few investors would have predicted the remarkable rally in consumer discretionary stocks that occurred in 2010, but that is exactly what happened. Despite persistently high unemployment, consumer spending rallied in the wake of a gradually improving economy and helped to drive unexpectedly solid corporate revenues. Our media stocks were particularly strong, including McGraw-Hill, Omnicom, and Time Warner Cable—a position that we increased during the period. These shares benefited from increased advertising revenues as the economic environment improved. Our hotels, restaurant, and leisure names also helped returns. A rebound in business and consumer travel boosted shares of global hotelier Marriott and cruise ship operator Carnival, which also benefited from better pricing in several key markets. The rebound in consumer spending helped specialty retailers Ross Stores and Family Dollar as cost-conscious consumers returned to stores. Consumers are beginning to feel more optimistic about their job prospects and the direction of the economy, but we are concerned that stubbornly high unemployment will continue to limit household purchases over the near term. As a result, we favor stocks in consumer companies that are “share gainers”—companies that offer products that are less discretionary in nature. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our industrials and business services shares posted good gains as the sector’s more-defensive, less-cyclical names—squarely in the sweet spot of our investment approach—experienced relatively good performance. Many companies in this space cut costs aggressively during the downturn and are now reporting impressive gains in margins and earnings. Shares of industrial distributor Fastenal rose as a result of better-than-expected earnings driven by increased manufacturing activity. Diversified industrial manufacturer Danaher again justified our confidence in its management and businesses as it generated strong results and stock performance through the recession and in 2010. Recent meetings with management support our view that the company is poised for solid growth. Fluor is the largest engineering and construction firm in North America. The company posted solid results, has a growing backlog, and is positioned for growth over the next several years due to rising global capital expenditures, particularly in the company’s key oil, gas, and mining segments. We eliminated our position in Tyco International due to growing competition in some of its key segments. We also eliminated our Rockwell Automation holdings due to exceptional performance and attractive valuation. We deployed the proceeds to establish positions in United Technologies, a leading global industrial/aerospace manufacturer, and Air Products and Chemicals. Air Products supplements our existing position in Praxair, both of which operate in the attractive industrial gas market. We remain focused on machinery, industrial conglomerates, and aerospace and defense companies with diversified operations, high-margin businesses, and strong growth potential that can thrive as we move beyond the initial stages of the global economic recovery.

After a dismal first half of the year marked by regulatory overhang and signs of a slowing recovery, the financials sector rallied solidly in the latter half as the economic outlook improved and the regulatory environment became more settled. Shares of capital markets firms Waddell & Reed and State Street gained ground in the period’s closing six months. Since these firms’ earnings are directly affected by the direction of the stock markets, the broad market rally boosted the stocks. Our insurance industry stocks were also strong contributors, including Aon, Chubb, and MetLife. MetLife is the largest U.S.-based life insurance company, with diverse product lines spanning traditional life insurance, variable and fixed annuities, retirement services, and institutional group benefits. The stock should benefit from a cyclical improvement in investment returns expected on some of the company’s key portfolios and ample liquidity available to fund share buybacks or acquisitions. We eliminated Bank of America as the company’s management team continued to struggle with integration issues, trying to reconcile the disparate corporate cultures of Merrill Lynch, Bank of America, and Countrywide. We took the proceeds and invested in banking stocks with better prospects, including Wells Fargo, U.S. Bancorp, and JPMorgan Chase. Weak loan demand, low interest rates, and regulatory concerns continue to weigh on the banking industry, suggesting that large-scale dividend improvements may not materialize before mid-2011. A resumption of capital deployment, including dividends and share repurchases—which investors usually read as signs of underlying confidence—should occur in 2011 and will ultimately benefit banks’ share prices.

Our energy stocks posted solid gains overall in the second half of the year as the global economy improved, particularly in resource-hungry emerging markets. Unfortunately, our position in BP weighed heavily on returns. BP was at the center of the vortex surrounding the Macondo oil spill in the Gulf of Mexico and was by far the fund’s poorest performer. While the legal fallout resulting from Macondo is not likely to bankrupt the company, we lost confidence in the stock and eliminated our position, directing the proceeds into better opportunities such as Occidental Petroleum and Spectra Energy. We also initiated a position in Peabody Energy, a coal company possessing some of the industry’s highest-quality assets in the Powder River Basin, the Illinois Basin, and Australia. Conditions for coal stocks currently look very good, particularly as monsoon rains have hampered coal exports from Australia, a key supplier of coal for growing Asian markets.

Our information technology (IT) shares boosted the fund’s absolute performance in the second half, but stock selection hurt relative returns. Microsoft underperformed amid worries about the software giant’s long-term growth prospects. The company is still dominant in desktop software, but long-term secular challenges loom with the move toward “cloud based” computing. Microsoft continues to innovate with products such as Kinect, a peripheral for the company’s Xbox gaming system that was among the year’s hottest consumer electronic products. In addition, the company’s valuation and massive cash generation should help to offset the concerns, and we continue to hold the stock. We eliminated Intel, the world’s largest semiconductor manufacturer, on strength. At this point in the cycle, we prefer the growth prospects of companies such as Xilinx and Texas Instruments. We continue to have significant exposure to IT firms, particularly IT service and software names that are later-cycle businesses and have durable business models with high levels of recurring revenues. However, it is not unusual for us to have less exposure to IT shares than the benchmark S&P 500 Index, in which companies tend to be more cyclical, less dividend friendly, and less attractively valued than our typical opportunity set.

We are looking at several new opportunities in the health care sector after a period of significant under-performance. We substantially increased our position in Pfizer and initiated a position in Merck. The fund has not had a significant allocation to “big pharma” for some time, but we believe it is time to reevaluate this market segment. These companies still face big challenges, including exceptionally high government standards for new drug approval, increased regulation, and patent expirations. However, none of this is new and, to a great extent, is already accounted for in these stocks’ single-digit price-to-earnings ratios and 4% to 5% yields. Both companies have interesting late-stage product pipelines, and we believe that any reasonable commercial success should sway investor sentiment and provide opportunities for attractive share price growth. McKesson is another sizable holding. This drug distributor is not in the crosshairs of health care reform and will be a direct beneficiary of the wave of drugs due to go off patent in the next several years as generic drugs are more profitable for distributors than branded drugs. In addition, the company’s health care IT business is just showing signs of recovery after a period of weakness.

Elsewhere in the portfolio, the booming materials sector helped returns as global commodity demand surged. We established a position in Freeport-McMoran Copper & Gold. Metals shares may be due for a pause given their exceptional performance over the past few months, but these stocks should continue to perform well over time as long as emerging markets such as China continue to grow and industrialize.

OUTLOOK

The U.S. economy is recovering from a deep recession, though the pace of the recovery is slower and choppier than many had expected. Consumer confidence appears to be on an upswing, inflation remains contained, and the employment landscape is starting to look healthier. Global growth should continue, with emerging economies advancing more briskly than developed countries. Relatively low interest rates combined with benign inflation and reasonable stock valuations bode well for U.S. and international equities as 2011 unfolds. To be sure, uncertainties about the U.S. fiscal position, taxes, government regulation, and anemic labor markets could weigh on the economy and markets. However, it appears that many of these risks have already been factored into current valuations, which remain reasonable. As a result, we are positioning the fund for continued modest economic growth and are looking for opportunities in sectors that tend to shine later in recoveries, including health care and consumer staples.

Stock selection is likely to play a critical role in the choppy waters ahead. We believe our in-depth, proprietary research and collaborative investment approach will add value as we continue to look for high-quality companies that can control costs and increase revenues.

Respectfully submitted,

Thomas J. Huber
President of the fund and chairman of its Investment Advisory Committee

January 20, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company generates from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-capitalization U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE					
Beginning of period	$ 20.48	$ 16.51	$ 25.50	$ 25.36	$ 22.78
Investment activities					
Net investment income	0.31	0.30	0.37	0.37	0.35
Net realized and unrealized gain (loss)	2.38	3.97	(8.71)	1.40	3.35
Total from investment activities	2.69	4.27	(8.34)	1.77	3.70
Distributions					
Net investment income	(0.29)	(0.30)	(0.35)	(0.38)	(0.35)
Net realized gain	–	–	(0.30)	(1.25)	(0.77)
Total distributions	(0.29)	(0.30)	(0.65)	(1.63)	(1.12)
NET ASSET VALUE					
End of period	$ 22.88	$ 20.48	$ 16.51	$ 25.50	$ 25.36

Ratios/Supplemental Data

Total return(1)	13.26%	26.15%	(33.26)%	7.07%	16.45%
Ratio of total expenses to average net assets	0.68%	0.72%	0.73%	0.69%	0.72%
Ratio of net investment income to average net assets	1.47%	1.72%	1.71%	1.40%	1.48%
Portfolio turnover rate	15.9%	14.3%	23.1%	16.5%	19.6%
Net assets, end of period (in millions)	$ 1,659	$ 1,004	$ 682	$ 884	$ 871

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Financial Highlights For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE					
Beginning of period	$ 20.49	$ 16.51	$ 25.47	$ 25.37	$ 22.78
Investment activities					
Net investment income	0.25	0.24	0.29(1)	0.27(1)	0.28(1)
Net realized and unrealized gain (loss)	2.38	3.99	(8.70)	1.41	3.34
Total from investment activities	2.63	4.23	(8.41)	1.68	3.62
Distributions					
Net investment income	(0.25)	(0.25)	(0.25)	(0.33)	(0.26)
Net realized gain	–	–	(0.30)	(1.25)	(0.77)
Total distributions	(0.25)	(0.25)	(0.55)	(1.58)	(1.03)
NET ASSET VALUE					
End of period	**$ 22.87**	**$ 20.49**	**$ 16.51**	**$ 25.47**	**$ 25.37**

Ratios/Supplemental Data

Total return(2)	**12.94%**	**25.88%**	**(33.48)%(1)**	**6.71%(1)**	**16.07%(1)**
Ratio of total expenses to average net assets	0.93%	1.05%	1.05%(1)	1.05%(1)	1.05%(1)
Ratio of net investment income to average net assets	1.17%	1.25%	1.29%(1)	1.06%(1)	1.15%(1)
Portfolio turnover rate	15.9%	14.3%	23.1%	16.5%	19.6%
Net assets, end of period (in thousands)	$ 48,223	$ 14,280	$ 738	$ 3,347	$ 313

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.05% contractual expense limitation in effect through 4/30/10.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 95.1%		
CONSUMER DISCRETIONARY 13.6%		
Auto Components 0.8%		
Johnson Controls	363,900	13,901
		13,901
Automobiles 0.4%		
General Motors (1)	182,000	6,709
		6,709
Hotels, Restaurants & Leisure 2.6%		
Carnival (2)	323,000	14,893
Marriott, Class A	409,791	17,023
McDonald's	170,300	13,072
		44,988
Household Durables 0.5%		
Stanley Black & Decker	130,600	8,733
		8,733
Leisure Equipment & Products 0.7%		
Mattel	444,900	11,314
		11,314
Media 4.9%		
McGraw-Hill	428,900	15,616
Omnicom	462,500	21,182
Time Warner	798,966	25,703
Time Warner Cable, Class A	310,600	20,509
		83,010
Multiline Retail 1.6%		
Family Dollar Stores	184,100	9,152
Target	295,900	17,792
		26,944

Tobacco 0.9%		
Philip Morris International	258,900	15,153
		15,153
Total Consumer Staples		164,949
ENERGY 10.3%		
Energy Equipment & Services 3.1%		
Baker Hughes	298,200	17,048
Diamond Offshore Drilling (2)	89,400	5,978
Schlumberger	355,300	29,668
		52,694
Oil, Gas & Consumable Fuels 7.2%		
Chevron	311,100	28,388
CONSOL Energy	121,400	5,917
EQT	79,500	3,565
ExxonMobil	421,800	30,842
Occidental Petroleum	147,200	14,440
Peabody Energy	209,500	13,404
Petroleo Brasileiro, ADR	148,600	5,078
Spectra Energy	494,600	12,360
Total, ADR	177,600	9,498
		123,492
Total Energy		176,186
FINANCIALS 14.8%		
Capital Markets 3.8%		
Bank of New York Mellon	346,700	10,470
Charles Schwab	683,300	11,691
Goldman Sachs	57,400	9,653
Morgan Stanley	151,100	4,112
State Street	328,700	15,232

Waddell & Reed Financial, Class A (2)	375,300	13,244
		64,402
Commercial Banks 4.2%		
PNC Financial Services Group	183,200	11,124
U.S. Bancorp	1,103,800	29,769
Wells Fargo	1,003,100	31,086
		71,979
Consumer Finance 1.0%		
American Express	383,100	16,443
		16,443
Diversified Financial Services 2.1%		
JPMorgan Chase	638,300	27,077
NYSE Euronext	305,300	9,153
		36,230
Insurance 2.9%		
Aon	431,300	19,844
Chubb	223,100	13,306
MetLife	181,100	8,048
Principal Financial Group	261,900	8,527
		49,725
Real Estate Investment Trusts (REITs) 0.8%		
Kimco Realty, REIT (2)	401,100	7,236
ProLogis, REIT (2)	441,600	6,376
		13,612
Total Financials		252,391
HEALTH CARE 10.4%		
Health Care Equipment & Supplies 4.3%		
Baxter International	156,900	7,942

C.R. Bard (2)	152,300	13,976
Covidien	227,000	10,365
Dentsply International (2)	628,700	21,483
Medtronic	174,700	6,480
Stryker	242,400	13,017
		73,263
Health Care Providers & Services 1.9%		
CIGNA	245,550	9,002
McKesson	339,300	23,880
		32,882
Pharmaceuticals 4.2%		
Abbott Laboratories	127,400	6,104
Johnson & Johnson	166,700	10,311
Merck	293,600	10,581
Novartis, Regulation D Shares (CHF)	154,711	9,092
Pfizer	2,003,100	35,074
		71,162
Total Health Care		177,307
INDUSTRIALS & BUSINESS SERVICES 13.8%		
Aerospace & Defense 2.3%		
Lockheed Martin	147,400	10,305
Rockwell Collins	245,900	14,326
United Technologies	184,700	14,540
		39,171
Air Freight & Logistics 2.0%		
C.H. Robinson Worldwide (2)	74,200	5,950
Expeditors International of Washington	179,100	9,779
UPS, Class B	242,300	17,586
		33,315

Commercial Services & Supplies 1.0%		
Republic Services	583,700	17,429
		17,429
Construction & Engineering 0.8%		
Fluor	203,800	13,504
		13,504
Electrical Equipment 1.0%		
Cooper Industries	294,600	17,172
		17,172
Industrial Conglomerates 1.5%		
Roper Industries (2)	335,300	25,627
		25,627
Machinery 3.1%		
Danaher	563,600	26,585
Deere	116,000	9,634
Harsco	244,700	6,930
Illinois Tool Works	175,800	9,387
		52,536
Professional Services 0.5%		
Robert Half International (2)	291,300	8,914
		8,914
Road & Rail 0.6%		
Norfolk Southern	176,500	11,088
		11,088
Trading Companies & Distributors 1.0%		
Fastenal (2)	287,800	17,242
		17,242
Total Industrials & Business Services		235,998

UTILITIES 2.2%		
Electric Utilities 1.0%		
Exelon	211,400	8,803
PPL	296,200	7,796
		16,599
Multi-Utilities 1.2%		
Public Service Enterprise	318,600	10,134
Sempra Energy (2)	195,500	10,260
		20,394
Total Utilities		36,993
Total Common Stocks (Cost $1,262,151)		1,622,527
CONVERTIBLE PREFERRED STOCKS 0.2%		
CONSUMER DISCRETIONARY 0.2%		
Automobiles 0.2%		
General Motors (1)	53,800	2,912
Total Convertible Preferred Stocks (Cost $2,690)		2,912
SHORT-TERM INVESTMENTS 4.6%		
Money Market Funds 4.4%		
T. Rowe Price Reserve Investment Fund, 0.27% (3)(4)	74,201,977	74,202
		74,202
U.S. Treasury Obligations 0.2%		
U.S. Treasury Bills, 0.158%, 5/5/11	4,000,000	3,998
		3,998
Total Short-Term Investments (Cost $78,200)		78,200

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,386,683)	$ 1,747,281
Receivable for shares sold	3,438
Dividends receivable	2,576
Other assets	152
Total assets	1,753,447
Liabilities	
Obligation to return securities lending collateral	43,642
Payable for investment securities purchased	1,142
Payable for shares redeemed	986
Investment management fees payable	709
Due to affiliates	123
Other liabilities	64
Total liabilities	46,666
NET ASSETS	$ 1,706,781
Net Assets Consist of:	
Undistributed net investment income	$ 494
Accumulated undistributed net realized loss	(68,649)
Net unrealized gain	360,606
Paid-in capital applicable to 74,587,001 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	1,414,330
NET ASSETS	$ 1,706,781
NET ASSET VALUE PER SHARE	
Investor Class	
($1,658,558,264 / 72,478,384 shares outstanding)	$ 22.88
Advisor Class	
($48,223,062 / 2,108,617 shares outstanding)	$ 22.87

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Dividend Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying stocks. The fund has two classes of shares: the Dividend Growth Fund original share class, referred to in this report as the Investor Class, offered since December 30, 1992, and the Dividend Growth Fund—Advisor Class (Advisor Class), offered since December 29, 2005. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $7,000 for the year ended December 31, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2010, the fund held no derivative instruments.

Additionally, during the year ended December 31, 2010, the fund recognized $1,160,000 of loss on equity derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On December 31, 2010, the value of loaned securities was $42,504,000 and cash collateral investments totaled $43,642,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $678,194,000 and $182,846,000, respectively, for the year ended December 31, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

Distributions during the years ended December 31, 2010 and December 31, 2009, totaled $17,827,000 and $13,624,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2010, expire: $18,589,000 in fiscal 2016, $44,036,000 in fiscal 2017, and $1,403,000 in fiscal 2018.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2010, the effective annual group fee rate was 0.30%.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2010. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.05%. The class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2012. At December 31, 2010, there were no amounts subject to repayment. For the year ended December 31, 2010, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2010, expenses incurred pursuant to these service agreements were $98,000 for Price Associates; $681,000 for T. Rowe Price Services, Inc.; and $248,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Dividend Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Dividend Growth Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $17,909,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $17,909,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee, Johns
Hopkins Health System (1996 to 2009); Director, Medtronic, Inc.
(1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1992

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
2001	Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc. (1984
2009	to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[128]	Inc.; Chairman of the Board and Director, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director and Chief Executive Officer, T. Rowe Price
International; Chief Executive Officer, Chairman of the Board, Director,
and President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Dividend Growth Fund	Principal Occupation(s)

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst
and Co-portfolio Manager, Taurus Asset
Management (to 2006), and Onex Public
Markets Group (to 2006)

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
Price International, and T. Rowe Price Retirement
Plan Services, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

William J. Stromberg, CFA (1960)	Director and Vice President, T. Rowe Price; Vice
Vice President	President, Price Hong Kong, Price Singapore,
T. Rowe Price Group, Inc., T. Rowe Price
International, and T. Rowe Price Trust Company

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Dividend Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011